UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2018

Digerati Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-15687	74-2849995
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 NE Loop 410, Suite 126
San Antonio, Texas 78209
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (210) 775-0888

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On May 2, 2018, Shift8 Technologies, Inc., a Nevada corporation (“Shift8”), a wholly owned subsidiary of Digerati Technologies, Inc., a Nevada corporation (the “Company”), and T3 Acquisition, Inc., a Florida corporation (“Acquisition Sub”), completed the acquisition of T3 Communications, Inc. (“T3”), a leading provider of cloud communications and broadband solutions in Southwest Florida.

Under the Agreement and Plan of Merger, as amended (the “Merger Agreement”), the Acquisition Sub merged with and into T3, with T3 continuing as the surviving corporation and as a wholly owned subsidiary of Shift8. The business combination of Shift8 and T3 brings together two emerging cloud communication providers serving a broad range of customers in various industries including banking, healthcare, financial services, legal, real estate, staffing and government.

A copy of the Merger Agreement is included as Exhibit 10.1 hereto.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in Item 1.01 is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In order to fund the cash consideration to close the Merger Agreement, the Company borrowed from various parties $2,450,000, of which $150,000 was paid on May 4, 2018, as described below:

On April 30, 2018, Shift8 entered into a promissory note for $275,000 with an effective annual interest rate of 0% with an interest and principal payment of $6,000 per month and shall continue perpetuity until the entire principal amount is paid in full. The promissory note is guaranteed to the lender by 15% of the stock owned by Shift8 in T3, the secured interest will continue until the principal balance is paid in full.

On April 30, 2018, Shift8 entered into a promissory note for $650,000 with an effective annual interest rate of 0% and a maturity date of May 14, 2018, provided, however, the Maturity Date will automatically be extended by one (1) additional period of thirty (30) days, until June 14, 2018. In addition, Shift8 entered into a Security Agreement, whereby Shift8 Agreed to pledge one third of the outstanding shares of T3, the secured interest will continue until the principal balance is paid in full. Furthermore, a late fee of $3,000 per calendar week will be accessed beginning on May 15, 2018 and will continue until he principal balance is paid in full.

On April 30, 2018, Shift8 entered into a credit facility under a promissory note of $500,000, interest payment for the first twenty-three months with a balloon payment on the twenty-fourth month and a maturity date of April 30, 2020. Collateralized by Shift8 and T3’s accounts receivables and with an effective annual interest rate of prime plus 5.25%, adjusted quarterly on the first day of each calendar quarter. However, the rate will never be less than 9.50% per annum. In the event of default, the interest rate will be the maximum nonusurious rate of interest per annum permitted by whichever of applicable United States federal law or Louisiana law permits the higher interest rate. Shift8 agreed to pay the lender a commitment fee of 1.00% upon execution of the credit facility and 1.00% on the first anniversary of the credit facility. In addition, Shift8 agreed to pay a monitoring fee of 0.33% of the credit facility, payable in arrears monthly. Shift8 also agreed to pay an over-advance fee of 3.00% of the amount advanced in excess of the borrowing base or maximum amount of the credit facility, payable in arrears monthly.

On April 27, 2018, Shift8 entered into a promissory note for $350,000 with an effective annual interest rate of 12% and a maturity date of June 27, 2018. With a principal payment of $200,000 due on May 31, 2018 and a principal payment of $150,000 due on June 27, 2018. The promissory note is secured by a Pledge and Security Agreement, whereby Shift8 agreed to pledge the cash on hand at one of the bank accounts owned by T3 until the principal payment is paid in full.

On April 30, 2018, Shift8 entered into a promissory note for $525,000 with an effective annual interest rate of 8% and a maturity date of April 30, 2020. With a principal payment of $100,000 due on June 1, 2018 and a principal payment of $280,823 due on April 30, 2020. Payment are based on a 60-month repayment schedule. The promissory note is secured by a Pledge and Escrow Agreement, whereby Shift8 agreed to pledge 51% of the securities owned in T3 until the principal payment is paid in full.

On April 30, 2018, Shift8 entered into a promissory note for $150,000 with an effective annual interest rate of 3% and a maturity date of May 7, 2018. The promissory note was paid in full.

Item 8.01. Other Events.

On May 2, 2018, Digerati Technologies, Inc. issued a press release announcing the acquisition of T3 Communications, Inc. The press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The Company will file financial statements as required under Regulation S-X for T3 within 75 days of the date of the closing of the Merger Agreement.

(b)	Pro-Forma Financial Information

The Company will file pro-forma financial information as required under Regulation S-X for T3 within 75 days of the date of the closing of the Merger Agreement.

Exhibit No.	Description

10.1	Agreement and Plan of Merger.
10.2	Promissory Note and Pledge and Escrow Agreement dated April 30, 2018 for $275,000.
10.3	Promissory Note and Term Loan and Security Agreement dated April 30, 2018 for $650,000.
10.4	Promissory Note and Loan and Security Agreement dated April 30, 2018 for $500,000.
10.5	Promissory Note and Pledge and Security Agreement dated April 27, 2018 for $350,000.
10.6	Promissory Note and Pledge and Escrow Agreement dated April 30, 2018 for $525,000.
10.7	Promissory Note dated April 30, 2018 for $150,000.
99.1	Press Release dated May 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digerati Technologies, Inc.

Dated: May 8, 2018	By:	/s/ Antonio Estrada Jr.
		Name:	Antonio Estrada Jr.
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit NUMBER	Description

10.1	Agreement and Plan of Merger.
10.2	Promissory Note and Pledge and Escrow Agreement dated April 30, 2018 for $275,000.
10.3	Promissory Note and Term Loan and Security Agreement dated April 30, 2018 for $650,000.
10.4	Promissory Note and Loan and Security Agreement dated April 30, 2018 for $500,000.
10.5	Promissory Note and Pledge and Security Agreement dated April 27, 2018 for $350,000.
10.6	Promissory Note and Pledge and Escrow Agreement dated April 30, 2018 for $525,000.
10.7	Promissory Note dated April 30, 2018 for $150,000.
99.1	Press Release dated May 2, 2018.

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